Convertible debentures (Tables)	6 Months Ended
Dec. 31, 2025
Convertible debentures
Schedule of fair value model of 2025 Notes on the issuance date

Discount rate	16.61%
Expected terms (in years)	4
Expected volatility	145.75%
Annual rate of quarterly dividends	—%
Risk free interest rate	3.93%

Schedule of components of convertible debentures

	December 31,	June 30,
	2025	2025
	(unaudited)
Principal balance	$16,338,506	$8,740,000
Less: conversions into ordinary shares	—	(7,780,000)
Less: repayments in cash	—	(960,000)
Remaining balance	16,338,506	—
Less: fair value adjustment	(1,905,026)	—
Total	$14,433,480	$—
Less: non-current	(14,433,480)	—
Total current	$—	$—